As filed with the Securities Exchange Commission on February 10, 2012

Registration Statement No. 333 – 177014

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No. 3 to
FORM F-3
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

EUROSEAS LTD.
(Exact name of registrant as specified in its charter)

Republic of the Marshall Islands (State or other jurisdiction of incorporation or organization)	N/A (I.R.S. Employer Identification No.)

Euroseas Ltd. 4 Messogiou & Evropis Street 151 25 Maroussi, Greece 001 30 211 1804005 (Address and telephone number of Registrant's principal executive offices)	Seward & Kissel LLP Attention: Lawrence Rutkowski, Esq. One Battery Park Plaza New York, New York 10004 (212) 574-1200 (Name, address and telephone number of agent for service)

Copies to:

Lawrence Rutkowski, Esq. Seward & Kissel LLP One Battery Park Plaza New York, New York 10004 (212) 574-1200

Approximate date of commencement of proposed sale to the public:  From time to time after this registration statement becomes effective as determined by market conditions and other factors.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [x]

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a registration statement pursuant to General Instruction I.C. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box. ☐

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.C. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box. ☐

CALCULATION OF REGISTRATION FEE

Title of Each Class of Securities to be Registered	Amount to be Registered (1)	Proposed Maximum Offering Price Per Security	Proposed Maximum Aggregate Offering Price (2)	Amount of Registration Fee
Primary Offering
Common Shares, par value $ 0.03 per share
Preferred Shares, par value $ 0.01 per share (3)
Debt Securities (4)
Guarantees (5)
Warrants (6)
Purchase Contracts (7)
Units (8)
Primary Offering Total			$400,000,000	$46,440
Secondary Offering
Common Shares, par value $ 0.03 per share to be offered by a certain selling shareholder	11,177,956	$2.925 (9)	$32,695,522 (9)	$3,796 (10)
Secondary Offering Total			$32,695,522	$3,796
TOTAL			$432, 695,522	$50,236 (11)

(1)
Such amount in U.S. dollars or the equivalent thereof in foreign currencies as shall result in an aggregate public offering price of $400,000,000 for all securities sold by Euroseas Ltd. pursuant to this registration statement.  Also includes such indeterminate amount of debt securities and number of preferred shares and common shares as may be issued upon conversion of or in exchange for any other debt securities or preferred shares that provide for conversion or exchange into other securities.

(2)
Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(o) under the Securities Act of 1933.  Pursuant to General Instruction II(C) of Form F-3, the table does not specify by each class information as to the proposed maximum aggregate offering price.  Any securities registered hereunder may be sold separately or as units with other securities registered hereunder.  In no event will the aggregate offering price of all securities sold by Euroseas Ltd. pursuant to this registration statement exceed $400,000,000.

(3)
There is being registered hereunder an indeterminate number of preferred shares as may from time to time be sold at indeterminate prices not to exceed the aggregate offering price of $400,000,000 for all securities sold by Euroseas Ltd. pursuant to this registration statement.

(4)
If any debt securities are issued at an original issue discount, then the offering may be in such greater principal amount as shall result in a maximum aggregate offering price not to exceed the aggregate offering price of $400,000,000 for all securities sold by Euroseas Ltd. pursuant to this registration statement.

(5)
The debt securities may be guaranteed pursuant to guarantees by the subsidiaries of Euroseas Ltd.  No separate compensation will be received for the guarantees.  Pursuant to Rule 457(n), no separate fees for the guarantees are payable.

(6)
There is being registered hereunder an indeterminate number of warrants as may from time to time be sold at indeterminate prices not to exceed the aggregate offering price of $400,000,000 for all securities sold by Euroseas Ltd. pursuant to this registration statement.

(7)
There is being registered hereunder an indeterminate number of purchase contracts as may from time to time be sold at indeterminate prices not to exceed the aggregate offering price of $400,000,000 for all securities sold by Euroseas Ltd. pursuant to this registration statement.

(8)
There is being registered hereunder an indeterminate number of units as may from time to time be sold at indeterminate prices not to exceed the aggregate offering price of $400,000,000 for all securities sold by Euroseas Ltd. pursuant to this registration statement.  Units may consist of any combination of the securities registered hereunder.

(9)	Pursuant to Rule 457(c), the offering price and registration fee are computed on the average of the high and low prices for the common stock on the NASDAQ Global Select Market on September 22, 2011.
(10)	Determined in accordance with Section 6(b) of the Securities Act to be $3,796, which is equal to .00011610 multiplied by the proposed maximum aggregate offering price of $32,695,522.
(11)	Previously paid.

The Registrants hereby amend this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrants shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

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TABLE OF ADDITIONAL REGISTRANTS

Exact Name of Registrant as Specified in its Charter	Country of Incorporation or Organization	I.R.S. Employer Identification No.	Primary Standard Industrial Classification Code No.

Aggeliki Shipping Ltd	Liberia	N/A	4412
Allendale Investments S.A.	Panama	N/A	4412
Alterwall Business Inc.	Panama	N/A	4412
Diana Trading Ltd.	Marshall Islands	N/A	4412
Eleni Shipping Limited	Liberia	N/A	4412
Emmentaly Business Inc.	Panama	N/A	4412
Eternity Shipping Company	Marshall Islands	N/A	4412
Manolis Shipping Limited	Marshall Islands	N/A	4412
Noumea Shipping Ltd	Liberia	N/A	4412
Pantelis Shipping Limited	Liberia	N/A	4412
Pilory Associates Corp.	Panama	N/A	4412
Prospero Maritime Inc.	Marshall Islands	N/A	4412
Saf-Concord Shipping Ltd	Liberia	N/A	4412
Tiger Navigation Corp.	Marshall Islands	N/A	4412
Xenia International Corp.	Marshall Islands	N/A	4412
Xingang Shipping Ltd	Liberia	N/A	4412

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EXPLANATORY NOTE

This amendment no. 3 to the registration statement of Euroseas Ltd. ("Third Amendment") does not relate to our preliminary prospectus which is not amended hereby. As such, this Third Amendment does not include a copy of our preliminary prospectus. This Third Amendment is being filed solely for the purpose of making certain amendments to the signature pages of the registration statement.

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PART II

INFORMATION NOT REQUIRED IN THE PROSPECTUS

Item 8.  Indemnification of Directors and Officers.

The bylaws, as amended, of the Registrant provide that any person who is or was a director or officer of the Registrant, or is or was serving at the request of the Registrant as a director or officer of another, partnership, joint venture, trust or other enterprise, shall be entitled to be indemnified by the Registrant upon the same terms, under the same conditions, and to the same extent as authorized by Section 60 of the BCA, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Registrant, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

Section 60 of the BCA provides as follows:

Indemnification of directors and officers.

(1) Actions not by or in right of the corporation. A corporation shall have power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of no contest, or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceedings, had reasonable cause to believe that his conduct was unlawful.

(2) Actions by or in right of the corporation. A corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director or officer of the corporation, or is or was serving at the request of the corporation, or is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him or in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not, opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claims, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

(3) When director or officer is successful. To the extent that a director or officer of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections (1) or (2) of this section, or in the defense of a claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

(4) Payment of expenses in advance. Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid in advance of the final disposition of such action, suit or proceeding as authorized by the board of directors in the specific case upon receipt of an undertaking by or on behalf of the director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the corporation as authorized in this section.

(5) Indemnification pursuant to other rights. The indemnification and advancement of expenses provided by, or granted pursuant to, the other subsections of this section shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.

(6) Continuation of indemnification. The indemnification and advancement of expenses provided by, or granted pursuant to, this section shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

(7) Insurance. A corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation or is or was serving at the request of the corporation as a director or officer against any liability asserted against him and incurred by him in such capacity whether or not the corporation would have the power to indemnify him against such liability under the provisions of this section.

Item 9.  Exhibits

A list of exhibits included as part of this registration statement is set forth in the Exhibit Index which immediately precedes such exhibits and is incorporated herein by reference.

Item 10.  Undertakings.

The undersigned registrant hereby undertakes:

(a)	Under Rule 415 of the Securities Act,

(1)
To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement unless the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the registrant pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement, or is contained in a form of a prospectus filed pursuant to Rule 424(b) that is part of the registration statement;

(i)	To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended;

(ii)
To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement.  Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement.

(iii)
To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(2)
That, for the purpose of determining any liability under the Securities Act of 1933, as amended, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3)	To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4)
To file a post-effective amendment to the registration statement to include any financial statements required by Item 8.A. of Form 20-F at the start of any delayed offering or throughout a continuous offering.  Financial statements and information otherwise required by Section 10(a)(3) of the Act need not be furnished, provided, that the registrant includes in the prospectus, by means of a post-effective amendment, financial statements required pursuant to this paragraph (a)(4) and other information necessary to ensure that all other information in the prospectus is at least as current as the date of those financial statements.  Notwithstanding the foregoing, with respect to registration statements on Form F-3, a post-effective amendment need not be filed to include financial statements and information required by Section 10(a)(3) of the Securities Act of 1933 or Rule 3-19 under the Securities Act of 1933 if such financial statements and information are contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the Form F-3.

(5)(i) That, for the purpose of determining any liability under the Securities Act of 1933, as amended, to any purchaser;

(A)
Each prospectus filed by the registrant pursuant to Rule 424(b)(3) shall be deemed to be part of this Registration Statement as of the date the filed prospectus was deemed part of and included in this Registration Statement; and

(B)
Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii), or (x) for the purpose of providing the information required by section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.

(6)
That, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities: The undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i)	Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

(ii)	Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

(iii)	The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

(iv)	Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

(b)
The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) – (d)	Not applicable.

(e)
The undersigned registrant hereby undertakes to deliver or cause to be delivered with the prospectus, to each person to whom the prospectus is sent or given, the latest annual report, to security holders that is incorporated by reference in the prospectus and furnished pursuant to and meeting the requirements of Rule 14a-3 or Rule 14c-3 under the Securities Exchange Act of 1934; and, where interim financial information required to be presented by Article 3 of Regulation S-X is not set forth in the prospectus, to deliver, or cause to be delivered to each person to whom the prospectus is sent or given, the latest quarterly report that is specifically incorporated by reference in the prospectus to provide such interim financial information.

(f) – (g)	Not applicable.

(h)
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

(i)	Not applicable.

(j)
The undersigned registrant hereby undertakes to file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of Section 310 of the Trust Indenture Act in accordance with the rules an regulations prescribed by the Securities and Exchange Commission under Section 305(b)(2) of the Trust Indenture Act.

(k) – (l)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Maroussi, country of Greece on February 10, 2012.

EUROSEAS LTD.

By:	/s/Aristides J. Pittas
Name:	Aristides J. Pittas
Title:	President and Chief Executive Officer

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Aristides J. Pittas and Dr. Anastasios Aslidis his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Aristides J. Pittas Aristides J. Pittas	Chairman of the Board of Directors, President, Chief Executive Officer (Principal Executive Officer)	February 10, 2012
/s/ Dr. Anastasios Aslidis Dr. Anastasios Aslidis	Chief Financial Officer, Treasurer and Director (Principal Financial and Accounting Officer)	February 10, 2012
/s/ Aristides P. Pittas Aristides P. Pittas	Vice Chairman and Director	February 10, 2012
/s/ George Skarvelis George Skarvelis	Director	February 10, 2012
/s/ Gerald Turner Gerald Turner	Director	February 10, 2012
/s/ Panagiotis Kyriakopoulos Panagiotis Kyriakopoulos	Director	February 10, 2012
/s/George Taniskidis George Taniskidis	Director	February 10, 2012

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned, the duly authorized representative in the United States of Euroseas Ltd., has signed this Registration Statement on Form F-3 in the City of Watchung, New Jersey on February 10, 2012.

By:	/s/ Dr. Anastasios Aslidis
Name: Dr. Anastasios Aslidis
Authorized Representative in the United States

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Maroussi, country of Greece on February 10, 2012.

AGGELIKI SHIPPING LTD

By:	/s/Aristides P. Pittas
Name:	Aristides P. Pittas
Title:	President

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Aristides J. Pittas and Dr. Anastasios Aslidis his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Aristides P. Pittas Aristides P. Pittas	President, chief executive officer and Director	February 10, 2012
/s/ Marcos Vassilikos Marcos Vassilikos	Vice President, chief financial officer, principal accounting officer and Director	February 10, 2012
/s/ Stefania Karmiri Stefania Karmiri	Secretary and Director	February 10, 2012

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned, the duly authorized representative in the United States of Aggeliki Shipping Ltd, has signed this Registration Statement on Form F-3 in the City of Watchung, New Jersey on February 10, 2012.

By:	/s/ Dr. Anastasios Aslidis
Name: Dr. Anastasios Aslidis
Authorized Representative in the United States

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Maroussi, country of Greece on February 10, 2012.

ALLENDALE INVESTMENTS S.A.

By:	/s/ Rodrigo Vives
Name:	Rodrigo Vives
Title:	President

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Aristides J. Pittas and Dr. Anastasios Aslidis his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Rodrigo Vives Rodrigo Vives	President, chief executive officer and Director	February 10, 2012
/s/ Marco Saavedra Catala Marco Saavedra Catala	Treasurer, chief financial officer, principal accounting officer and Director	February 10, 2012
/s/ Alida Vives Ditrani Alida Vives Ditrani	Vice President, Secretary and Director	February 10, 2012

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned, the duly authorized representative in the United States of Allendale Investments S.A., has signed this Registration Statement on Form F-3 in the City of Watchung, New Jersey on February 10, 2012.

By:	/s/ Dr. Anastasios Aslidis
Name: Dr. Anastasios Aslidis
Authorized Representative in the United States

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Maroussi, country of Greece on February 10, 2012.

ALTERWALL BUSINESS INC.

By:	/s/ Vernon Emmanuel Salazar Zurita
Name:	Vernon Emmanuel Salazar Zurita
Title:	President

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Aristides J. Pittas and Dr. Anastasios Aslidis his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Vernon Emmanuel Salazar Zurita Vernon Emmanuel Salazar Zurita	President, chief executive officer and Director	February 10, 2012
/s/ Lilia Judith Tovar de Leon Lilia Judith Tovar de Leon	Vice President, Secretary, Assistant Treasurer and Director	February 10, 2012
/s/ Delio Jose de Leon Mela Delio Jose de Leon Mela	Vice President, Secretary, Assistant Treasurer, chief financial officer, principal accounting officer and Director	February 10, 2012

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned, the duly authorized representative in the United States of Alterwall Business Inc., has signed this Registration Statement on Form F-3 in the City of Watchung, New Jersey on February 10, 2012.

By:	/s/ Dr. Anastasios Aslidis
Name: Dr. Anastasios Aslidis
Authorized Representative in the United States

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Maroussi, country of Greece on February 10, 2012.

DIANA TRADING LTD.

By:	/s/Aristides P. Pittas
Name:	Aristides P. Pittas
Title:	President

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Aristides J. Pittas and Dr. Anastasios Aslidis his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Aristides P. Pittas Aristides P. Pittas	President, chief executive officer and Director	February 10, 2012
/s/ Marcos Vassilikos Marcos Vassilikos	Vice President, chief financial officer, principal accounting officer and Director	February 10, 2012
/s/ Stefania Karmiri Stefania Karmiri	Secretary and Director	February 10, 2012

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned, the duly authorized representative in the United States of Diana Trading Ltd., has signed this Registration Statement on Form F-3 in the City of Watchung, New Jersey on February 10, 2012.

By:	/s/ Dr. Anastasios Aslidis
Name: Dr. Anastasios Aslidis
Authorized Representative in the United States

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Maroussi, country of Greece on February 10, 2012.

ELENI SHIPPING LIMITED

By:	/s/Aristides P. Pittas
Name:	Aristides P. Pittas
Title:	President

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Aristides J. Pittas and Dr. Anastasios Aslidis his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Aristides P. Pittas Aristides P. Pittas	President, chief executive officer and Director	February 10, 2012
/s/ Marcos Vassilikos Marcos Vassilikos	Vice President, chief financial officer, principal accounting officer and Director	February 10, 2012
/s/ Stefania Karmiri Stefania Karmiri	Secretary and Director	February 10, 2012

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned, the duly authorized representative in the United States of Eleni Shipping Limited, has signed this Registration Statement on Form F-3 in the City of Watchung, New Jersey on February 10, 2012.

By:	/s/ Dr. Anastasios Aslidis
Name: Dr. Anastasios Aslidis
Authorized Representative in the United States

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Maroussi, country of Greece on February 10, 2012.

EMMENTALY BUSINESS INC.

By:	/s/ Vernon Emmanuel Salazar Zurita
Name:	Vernon Emmanuel Salazar Zurita
Title:	President

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Aristides J. Pittas and Dr. Anastasios Aslidis his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Vernon Emmanuel Salazar Zurita Vernon Emmanuel Salazar Zurita	President, chief executive officer and Director	February 10, 2012
/s/ Lilia Judith Tovar de Leon Lilia Judith Tovar de Leon	Secretary and Director	February 10, 2012
/s/ Delio Jose de Leon Mela Delio Jose de Leon Mela	Treasurer, chief financial officer, principal accounting officer and Director	February 10, 2012

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned, the duly authorized representative in the United States of Emmentaly Business Inc., has signed this Registration Statement on Form F-3 in the City of Watchung, New Jersey on February 10, 2012.

By:	/s/ Dr. Anastasios Aslidis
Name: Dr. Anastasios Aslidis
Authorized Representative in the United States

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Maroussi, country of Greece on February 10, 2012.

ETERNITY SHIPPING COMPANY

By:	/s/ Pantelis A. Pittas
Name:	Pantelis A. Pittas
Title:	President

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Aristides J. Pittas and Dr. Anastasios Aslidis his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Pantelis A. Pittas Pantelis A. Pittas	President, chief executive officer and Director	February 10, 2012
/s/ Marcos Vassilikos Marcos Vassilikos	Vice President, chief financial officer, principal accounting officer and Director	February 10, 2012
/s/ Stefania Karmiri Stefania Karmiri	Secretary and Director	February 10, 2012

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned, the duly authorized representative in the United States of Eternity Shipping Company, has signed this Registration Statement on Form F-3 in the City of Watchung, New Jersey on February 10, 2012.

By:	/s/ Dr. Anastasios Aslidis
Name: Dr. Anastasios Aslidis
Authorized Representative in the United States

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Maroussi, country of Greece on February 10, 2012.

MANOLIS SHIPPING LIMITED

By:	/s/Aristides P. Pittas
Name:	Aristides P. Pittas
Title:	President

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Aristides J. Pittas and Dr. Anastasios Aslidis his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Aristides P. Pittas Aristides P. Pittas	President, chief executive officer and Director	February 10, 2012
/s/ Marcos Vassilikos Marcos Vassilikos	Vice President, chief financial officer, principal accounting officer and Director	February 10, 2012
/s/ Stefania Karmiri Stefania Karmiri	Secretary and Director	February 10, 2012

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned, the duly authorized representative in the United States of Manolis Shipping Limited, has signed this Registration Statement on Form F-3 in the City of Watchung, New Jersey on February 10, 2012.

By:	/s/ Dr. Anastasios Aslidis
Name: Dr. Anastasios Aslidis
Authorized Representative in the United States

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Maroussi, country of Greece on February 10, 2012.

NOUMEA SHIPPING LTD

By:	/s/Aristides P. Pittas
Name:	Aristides P. Pittas
Title:	President

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Aristides J. Pittas and Dr. Anastasios Aslidis his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Aristides P. Pittas Aristides P. Pittas	President, chief executive officer and Director	February 10, 2012
/s/ Marcos Vassilikos Marcos Vassilikos	Vice President, chief financial officer, principal accounting officer and Director	February 10, 2012
/s/ Stefania Karmiri Stefania Karmiri	Secretary and Director	February 10, 2012

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned, the duly authorized representative in the United States of Noumea Shipping Ltd, has signed this Registration Statement on Form F-3 in the City of Watchung, New Jersey on February 10, 2012.

By:	/s/ Dr. Anastasios Aslidis
Name: Dr. Anastasios Aslidis
Authorized Representative in the United States

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Maroussi, country of Greece on February 10, 2012.

PANTELIS SHIPPING LIMITED

By:	/s/Aristides P. Pittas
Name:	Aristides P. Pittas
Title:	President

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Aristides J. Pittas and Dr. Anastasios Aslidis his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Aristides P. Pittas Aristides P. Pittas	President, chief executive officer and Director	February 10, 2012
/s/ Marcos Vassilikos Marcos Vassilikos	Vice President, chief financial officer, principal accounting officer and Director	February 10, 2012
/s/ Stefania Karmiri Stefania Karmiri	Secretary and Director	February 10, 2012

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned, the duly authorized representative in the United States of Pantelis Shipping Limited, has signed this Registration Statement on Form F-3 in the City of Watchung, New Jersey on February 10, 2012.

By:	/s/ Dr. Anastasios Aslidis
Name: Dr. Anastasios Aslidis
Authorized Representative in the United States

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Maroussi, country of Greece on February 10, 2012.

PILORY ASSOCIATES CORP.

By:	/s/ Vernon Emmanuel Salazar Zurita
Name:	Vernon Emmanuel Salazar Zurita
Title:	President

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Aristides J. Pittas and Dr. Anastasios Aslidis his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Vernon Emmanuel Salazar Zurita Vernon Emmanuel Salazar Zurita	President, chief executive officer and Director	February 10, 2012
/s/ Lilia Judith Tovar de Leon Lilia Judith Tovar de Leon	Secretary and Director	February 10, 2012
/s/ Delio Jose de Leon Mela Delio Jose de Leon Mela	Treasurer, chief financial officer, principal accounting officer and Director	February 10, 2012

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned, the duly authorized representative in the United States of Pilory Associates Corp., has signed this Registration Statement on Form F-3 in the City of Watchung, New Jersey on February 10, 2012.

By:	/s/ Dr. Anastasios Aslidis
Name: Dr. Anastasios Aslidis
Authorized Representative in the United States

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Maroussi, country of Greece on February 10, 2012.

PROSPERO MARITIME INC.

By:	/s/Aristides P. Pittas
Name:	Aristides P. Pittas
Title:	President

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Aristides J. Pittas and Dr. Anastasios Aslidis his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Aristides P. Pittas Aristides P. Pittas	President, chief executive officer and Director	February 10, 2012
/s/ Marcos Vassilikos Marcos Vassilikos	Vice President, chief financial officer, principal accounting officer and Director	February 10, 2012
/s/ Stefania Karmiri Stefania Karmiri	Secretary and Director	February 10, 2012

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned, the duly authorized representative in the United States of Prospero Maritime Inc., has signed this Registration Statement on Form F-3 in the City of Watchung, New Jersey on February 10, 2012.

By:	/s/ Dr. Anastasios Aslidis
Name: Dr. Anastasios Aslidis
Authorized Representative in the United States

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Maroussi, country of Greece on February 10, 2012.

SAF-CONCORD SHIPPING LTD

By:	/s/Aristides P. Pittas
Name:	Aristides P. Pittas
Title:	President

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Aristides J. Pittas and Dr. Anastasios Aslidis his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Aristides P. Pittas Aristides P. Pittas	President, chief executive officer and Director	February 10, 2012
/s/ Marcos Vassilikos Marcos Vassilikos	Vice President, chief financial officer, principal accounting officer and Director	February 10, 2012
/s/ Stefania Karmiri Stefania Karmiri	Secretary and Director	February 10, 2012

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned, the duly authorized representative in the United States of Saf-Concord Shipping Ltd, has signed this Registration Statement on Form F-3 in the City of Watchung, New Jersey on February 10, 2012.

By:	/s/ Dr. Anastasios Aslidis
Name: Dr. Anastasios Aslidis
Authorized Representative in the United States

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Maroussi, country of Greece on February 10, 2012.

TIGER NAVIGATION CORP.

By:	/s/Aristides P. Pittas
Name:	Aristides P. Pittas
Title:	President

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Aristides J. Pittas and Dr. Anastasios Aslidis his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Aristides P. Pittas Aristides P. Pittas	President, chief executive officer and Director	February 10, 2012
/s/ Marcos Vassilikos Marcos Vassilikos	Vice President, chief financial officer, principal accounting officer and Director	February 10, 2012
/s/ Stefania Karmiri Stefania Karmiri	Secretary and Director	February 10, 2012

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned, the duly authorized representative in the United States of Tiger Navigation Corp., has signed this Registration Statement on Form F-3 in the City of Watchung, New Jersey on February 10, 2012.

By:	/s/ Dr. Anastasios Aslidis
Name: Dr. Anastasios Aslidis
Authorized Representative in the United States

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Maroussi, country of Greece on February 10, 2012.

XENIA INTERNATIONAL CORP.

By:	/s/Aristides P. Pittas
Name:	Aristides P. Pittas
Title:	President

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Aristides J. Pittas and Dr. Anastasios Aslidis his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Aristides P. Pittas Aristides P. Pittas	President, chief executive officer and Director	February 10, 2012
/s/ Marcos Vassilikos Marcos Vassilikos	Vice President, chief financial officer, principal accounting officer and Director	February 10, 2012
/s/ Stefania Karmiri Stefania Karmiri	Secretary and Director	February 10, 2012

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned, the duly authorized representative in the United States of Xenia International Corp., has signed this Registration Statement on Form F-3 in the City of Watchung, New Jersey on February 10, 2012.

By:	/s/ Dr. Anastasios Aslidis
Name: Dr. Anastasios Aslidis
Authorized Representative in the United States

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Maroussi, country of Greece on February 10, 2012.

XINGANG SHIPPING LTD

By:	/s/Aristides P. Pittas
Name:	Aristides P. Pittas
Title:	President

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Aristides J. Pittas and Dr. Anastasios Aslidis his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Aristides P. Pittas Aristides P. Pittas	President, chief executive officer and Director	February 10, 2012
/s/ Marcos Vassilikos Marcos Vassilikos	Vice President, chief financial officer, principal accounting officer and Director	February 10, 2012
/s/ Stefania Karmiri Stefania Karmiri	Secretary and Director	February 10, 2012

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned, the duly authorized representative in the United States of Xingang Shipping Ltd, has signed this Registration Statement on Form F-3 in the City of Watchung, New Jersey on February 10, 2012.

By:	/s/ Dr. Anastasios Aslidis
Name: Dr. Anastasios Aslidis
Authorized Representative in the United States

Exhibits	Description of Exhibits

1.1	Form of Underwriting Agreement (for equity securities)*
1.2	Form of Underwriting Agreement (for debt securities)*
3.1	Amended and Restated Articles of Incorporation of Euroseas Ltd. (1)
3.2	Bylaws of Euroseas Ltd. (2)
3.3	Amendment to Bylaws (2)
4.1	Specimen common share certificate (3)
4.2	Specimen preferred share certificate *
4.3	Form of warrant agreement *
4.4	Form of purchase contract *
4.5	Form of unit agreement *
4.6	Form of senior debt security indenture (4)
4.7	Form of subordinated debt security indenture (4)
5.1
Opinion of Seward & Kissel LLP, United States and Marshall Islands counsel to Euroseas Ltd., as to the validity of the common shares, preferred shares, debt securities, warrants, purchase contracts and units (4)

8.1	Opinion of Seward & Kissel LLP, as to certain tax matters (4)
11.1	Computation of ratio of earnings to fixed charges (included herein under the heading "Ratio of Earnings to Fixed Charges")
23.1	Consent of Seward & Kissel LLP (included in Exhibit 5.1)
23.2	Consent of Deloitte Hadjipavlou, Sofianos & Cambanis S.A. (4)
24.1	Power of Attorney (contained on signature page)
25.1	Form of T-1 Statement of Eligibility *

*	To be filed as an amendment or as an exhibit to a report filed pursuant to the Securities Exchange Act of 1934, as amended, and incorporated by reference herein.

(1)	Incorporated herein by reference to Exhibit 1.1 to the Company's Annual Report on Form 20-F filed with the Commission on May 27, 2011.
(2)	Incorporated herein by reference to Exhibit 1.2 to the Company's Annual Report on Form 20-F filed with the Commission on May 28, 2010.
(3)	Incorporated herein by reference to Exhibit 4.1 to the Company's Registration Statement (File No. 333-152089) filed with the Commission on July 2, 2008.
(4)	Filed previously.